UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 18, 2020

THENABLERS, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-225239	82-3296328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 Wall Street 8th Floor, New York, NY 10005
(Address of principal executive offices)
Registrant’s telephone number, including area code		646-491-6601
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 23, 2020, Thenablers, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial report”) for purposes of disclosing the departure of the Chief Financial Officer of the Company and subsequent appointment of a new Chief Financial Officer.

The purpose of this amendment is to clarify that Mr. Theodoros Chouliaras resigned from his position as a Director of the Company at the same time as his resignation as Chief Financial Officer.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 18, 2020, Thenablers, Inc. (the “Company”) received the resignation of Theodoros Chouliaras from his respective positions as Chief Financial Officer and Director for the Company. Pursuant to that, and on January 21, 2020, the Board of Directors (the “Board”) for the Company formally accepted the above resignation.  A copy of this filing has been furnished to Mr. Chouliaras who has provided no written correspondence in response to the filing. There are no disputes or disagreements between the officer and the Company.

On January 21, 2020, the Board voted to appoint Mr. Theofylaktos Petros Oikonomou as Chief Financial Officer. The Company has not, as of the date of this filing, appointed a new member of the Board. Please see the following biographical information regarding Mr. Oikonomou:

Mr. Oikonomou brings over 20 years of corporate finance, business development, and entrepreneurial experience to the Company. Mr. Oikonomou began his career in the Greek banking industry in 1997. By 2001, Mr. Oikonomou was a Corporate Account Officer for the Bank of Cyprus, PLC, managing the bank’s portfolio of listed and non-listed companies. In 2005, Mr. Oikonomou joined Hewlett-Packard Hellas where he was a Senior Analyst in the ISE region. In 2007, Mr. Oikonomou broke out on his own providing business development, strategic and corporate management solutions for his business clients. After 3 years he joined Expense Reduction Analysts (currently Verallis), a firm focusing on cost management and procurement services for corporate customers where he was one of its cofounders in Greece.

In 2013, Mr. Oikonomou joined A.S.C. Energy, an Oil arbitrage company, as a full-time member of their business development team. In 2017, Mr. Oikonomou joined In4Capital, a global funding platform for startups and companies in the United Kingdom, as a Director and Chief Operation Officer.

Mr. Oikonomou holds an MSc in Finance from the Strathclyde Business School, UK, a BA in Economics from the American College of Greece - Deree College and a BSc in Business Administration, Accounting, and Financial Management from the Athens University of Economics and Business.

Mr. Oikonomou brings a well-versed history of banking and business development that lead to his appointment as Chief Financial Officer for the Company.

Litigation

During the past ten years, none of the appointees have been the subject of the following events:

1.           A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.           Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.           The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

           i)           Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

           ii)           Engaging in any type of business practice; or

           iii)           Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.           The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.           Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.           Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.           Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

           i)           Any Federal or State securities or commodities law or regulation; or

           ii)           Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

           iii)           Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.           Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Plans, Contracts or Other Arrangements

There are currently no material plans, contracts or other arrangements with the new appointees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thenablers Inc.
(Registrant)
Date:	February 6, 2020
		By:	/s/ Konstantinos Galanakis
		Name:	Konstantinos Galanakis
		Title:	Chief Executive Officer